UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JANOVER INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JANOVER INC.

6401 Congress Avenue, Suite 250

Boca Raton, FL 33487

www.janover.co

Notice of Annual Meeting of Stockholders

to be held on December 18, 2024

November 4, 2024

Dear Fellow Stockholders:

The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Janover Inc., a Delaware corporation, will be held at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, on December 18, 2024, at 11:00 a.m. Eastern Time, for the following purposes:

1.	To elect five (5) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.	To ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 2”);

3.	To amend our Certificate of Incorporation to add officer exculpation (“Proposal No. 3”); and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, and Proposal 3.

Pursuant to our Amended and Restated Bylaws, as amended (“Amended and Restated Bylaws”), our Board has fixed the close of business on October 31, 2024, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2024 Annual Meeting and any adjournment thereof. Holders of our common stock, and Series A preferred stock (“Series A Preferred Stock”) are entitled to vote at the 2024 Annual Meeting.

Whether or not you plan to attend the 2024 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at http://www.astproxyportal.com/ast/98486 .. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting in person at the 2024 Annual Meeting. If you vote in person by ballot at the 2024 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Blake Janover
Blake Janover

Chief Executive Officer, President and Chairman of the Board of Directors

Boca Raton, Florida

November 4, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2024

This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available online at: http://www.astproxyportal.com/ast/98486 ..

JANOVER INC.

6401 Congress Avenue, Suite 250

Boca Raton, FL 33487

https://janover.co/

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Janover Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on October 31, 2024 (the “Record Date”) in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, on December 18, 2024, at 11:00 a.m. local time and any adjournment(s), postponement(s) or other delays thereof (the “2024 Annual Meeting”).

References in this proxy statement to the “Company,” “Janover,” “our company,” “we,” “us,” “our” and similar terms mean Janover Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2024 Annual Meeting, as described below.

We have elected to take advantage of the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about November 4, 2024, we will mail to our stockholders of record as of the close of business on the Record Date either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, and our telephone number is (561) 559-4111.

Who May Vote

Only holders of our common stock, par value $0.00001 (“Common Stock”) or Series A Preferred Stock, outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting. As of the October 31, 2024 Record Date, there were 11,299,582 shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting and there were 10,000 shares of Series A Preferred Stock outstanding that will be entitled to vote at the 2024 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters, and each share of our Series A Preferred Stock is entitled to 10,000 votes on all matters. There are no cumulative voting rights.

Voting Requirements

One-third of the shares of Common Stock entitled to vote at the 2024 Annual Meeting, present in person or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner vote on one proposal but does not vote on another proposal because, with respect to such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•	Proposal No. 1 (Election of Directors) – A nominee will be elected as a director if such nominee receives a majority of the votes cast at the 2024 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

•	Proposal No. 2 (Ratification of the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024) – The ratification of the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
•	Proposal No. 3 (To amend our Certificate of Incorporation to add officer exculpation) – To amend our Certificate of Incorporation to add officer exculpation requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e, your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) is the only routine matter being considered at the 2024 Annual Meeting.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1); the ratification of the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); and “FOR” amending our Certificate of Incorporation to add officer exculpation (Proposal No. 3).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote (i) in person by ballot at the 2024 Annual Meeting, (ii) by submitting voting instructions via the Internet at http://www.astproxyportal.com/ast/98486 or (iii) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Instructions for physical voting are provided in the Notice of Internet Availability of Proxy Materials and the printed proxy card. If you hold your shares of Common Stock or Series A preferred Stock in a stock brokerage account or through a bank or other nominee, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2024 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2024 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1); the ratification of the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); and “FOR” amending our Certificate of Incorporation to add officer exculpation (Proposal No. 3).

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer Company, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2024 Annual Meeting and not revoked will be voted at the 2024 Annual Meeting as instructed by you in a proxy delivered before the 2024 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2, and Proposal 3, and with regard to any other matters that may be properly presented at the 2024 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

If You Plan to Attend the 2024 Annual Meeting

Attendance at the 2024 Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices, including cellular phones will not be permitted to be used at the 2024 Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the 2024 Annual Meeting. If you hold your shares of Common Stock or our Series A Preferred Stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the 2024 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2024 Annual Meeting.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at http://www.astproxyportal.com/ast/98486 , (ii) a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on December 17, 2024 or by mail that is received by us prior to the Annual Meeting or (iii) notifying our Secretary before the 2024 Annual Meeting by mail at the address shown on page 1. If you attend the 2024 Annual Meeting in person and vote by ballot, any previously submitted proxy or voting instructions will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the 2024 Annual Meeting.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock or Series A Preferred Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the Internet at http://www.astproxyportal.com/ast/98486 , for each account. You should vote all of your shares of Common Stock or Series A Preferred Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Janover Inc., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, attention: Corporate Secretary. A separate copy of the proxy materials or our 2023 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on December 18, 2024: The Notice of Annual Meeting of Stockholders, this Proxy Statement (including proxy card) and our Annual Report are available at http://www.astproxyportal.com/ast/98486 ..

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Nominees

The following individuals have been nominated as members of the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified, or until each of their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years, presented as of October 31, 2024. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Blake Janover	41	2022
William Caragol	58	2023
Samuel Haskell	47	2023
Marcelo Lemos	68	2023
Ned L. Siegel	73	2023

Executive Officers and Directors

Blake Janover is the Founder and Chief Executive Officer, President and Chairman of the Board of Janover Inc. Mr. Janover currently has more than 15 years of experience as an entrepreneur and a history of running multiple businesses relating to multifamily and commercial property finance, business financing, real estate, technology, consulting, and management and marketing services. Before founding the Company in November 2018, from 2004 to 2019, Mr. Janover served as a consultant on various real estate projects, such as multifamily and commercial real estate finance projects, as well as a partner in a large apartment development in Miami. Having overseen underwriting, origination, and advisory on commercial, multifamily, and residential real estate loans, Blake Janover is uniquely suited to operate Janover. His first business was a mortgage brokerage that later became a correspondent lender, then a direct lender operating in the residential and commercial real estate space in the last cycle.

Mr. Janover was an Official Member of the Forbes Real Estate Council, an On Deck Proptech and Scale Fellow, and participated in Harvard Business School’s inaugural executive education program Leveraging Fintech to Grow and Compete.

He graduated the Harvard Business School’s Owner/President Management Program (OPM) 60 cohort in November 2023, and he is an Entrepreneur in Residence at Florida Atlantic University. Mr. Janover has employed hundreds of people globally and brings all his expertise as the leader of Janover Inc. Mr. Janover’s vast experience qualifies him to serve as the Chairman of the Board of Directors.

William Caragol was appointed to the Board of the Company effective July 24, 2023. Mr. Caragol is the Chief Financial Officer of Mainz Biomed, N.V. (NASDAQ: MYNZ) since July of 2021. From 2018 to the present, Mr. Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Since 2015, Mr. Caragol has been Chairman of the Board of Thermomedics, Inc., a medical diagnostic equipment company and he served on the board of directors of Greenbox POS (NASDAQ: GBOX) from 2021 to April 2023. Since November 2021 Mr. Caragol has also served as the Chief Operating Officer of Iron Horse Acquisitions Corp. (NASDAQ: IROH).  Mr. Caragol, since July 2021, is also on the Board of Directors of Worksport Ltd. (Nasdaq: WKSP), an emerging company in the electric vehicle and alternative energy sector. From 2012 to 2018. Mr. Caragol was Chairman and CEO of PositiveID, a holding company that was publicly traded that had a portfolio of products in the fields of bio-detection systems, molecular diagnostics, and diabetes management products. Mr. Caragol earned a B.S. in business administration and accounting from Washington and Lee University and is a member of the American Institute of Certified Public Accountants.

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We believe that Mr. Caragol’s vast experience as a member of severally publicly traded companies’ board of directors, his education, and professional credentials qualify him to serve as a member of the Company’s Board of Directors.

Samuel Haskell was appointed to the Board of the Company effective July 24, 2023. Mr. Haskell has been a Managing Member of Colarion LLC since 2016, an investment advisory and fund manager focused on the financial sector based in Birmingham, Alabama. He is also Chief Investment Officer of JHH Wealth, an SEC-registered investment advisory in Charlotte, North Carolina. Sam began following the financial sector within Morgan Stanley’s equity research group in 2001. He helped found the Financial Institutions Capital Markets Group at Sterne Agee, a regional broker, focusing on community bank equities, from 2002 – 2014. In addition to Colarion, he is a board member at CommerceOne Bank of Birmingham, AL. He has an established due diligence network within the banking and fintech community nationwide. Sam is a CFA charter holder and graduate of Princeton University.

The Company believes Mr. Haskell is qualified to serve as a member of the Company’s board of directors because of his years of experience in the public and private financial services sector, particularly among small and community banks. We believe this background will help us continue to better understand and serve this critical component of our marketplace.

Marcelo Lemos was appointed to the Board of the Company effective July 24, 2023. Mr. Lemos has an extensive background in information technology, manufacturing, and engineering. Mr. Lemos is the Founder and President of Innovar Consulting Corporation, a consulting firm, founded in 2012, that provides executive coaching, advising, and mission-critical consulting. Also, since August 2018, Mr. Lemos has been Group Chair for Vistage Florida leading a Chief Executive peer group in the Miami/Fort Lauderdale area. Mr. Lemos has held positions such as senior executive, and member of the board of directors in a broad range of companies, from Fortune 500 entities (Dassault Systemes, PA: DSY), to smaller technology start-ups.

Mr. Lemos’s early career started in the field of solid propellant rocket engines, and he eventually became President and board member of Dassault Systemes Americas, leading a team of over 1,000 engineers. Mr. Lemos holds a Bachelor of Science in Aeronautical Engineering and a Master of Business Administration and has completed UCLA’s Anderson School of Management Executive Advanced Management Program on International Business. We believe Mr. Lemos to be an excellent candidate because of his extensive experience in building and scaling engineering teams across the Americas. Mr. Lemos’ experience in interfacing with government agencies and operating large technology teams will be invaluable to the Company as we continue to execute on our technology roadmap.

We believe Mr. Lemos is qualified to serve as a member of the Company’s board of directors because of his extensive experience in building and scaling engineering teams across the Americas. Mr. Lemos’ experience in interfacing with government agencies and operating large technology teams will be invaluable to the Company as we continue to execute on our technology roadmap.

Ambassador Ned L. Siegel was appointed to the Board of the Company effective July 24, 2023. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel has served since 2013 as Of Counsel to the law firm of Wildes & Weinberg, P.C. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Ambassador Siegel served on the Board of Directors of the Overseas Private Investment Corporation (“OPIC”), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Ambassador Siegel served as a Member of the Board of Directors of Enterprise Florida, Inc. (“EFI”) from 1999-2004. EFI is the State of Florida’s primary organization promoting state-wide economic development through its public-private partnership. Ambassador Siegel presently serves on the Board of Directors of Worksport, Ltd. (Nasdaq: WKSP) and Bannix Acquisition Corp. (Nasdaq: BNIX). He also presently serves on the following Advisory Boards: U.S. Medical Glove Company, Captis Intelligence, Inc. and Maridose, LLC.

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Mr. Siegel received a B.A. from the University of Connecticut in 1973 and J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina.

Vote Required and Recommendation

Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock cast on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Votes withheld will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast for any particular nominee. Broker non-votes are not entitled to vote on Proposal No. 1, and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining votes cash for any particular nominee.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board Leadership Structure

Currently, our Chief Executive Officer is also the Chairman of our Board of Directors. Our board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our Company. In making this determination, the board considered, among other matters, Mr. Janover’s experience and tenure of having founded our Company in 2018 and believed that Mr. Janover is highly qualified to act as both Chairman and Chief Executive Officer due to his experience and knowledge. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board is that such a structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Role of Board in Risk Oversight Process

Our board of directors oversees that the assets of our Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing our Company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risks. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Once the board establishes committees, it is anticipated that much of the work will be delegated to such committees, which will meet regularly and report back to the full board. It is anticipated that the audit committee will oversee risks related to our financial statements, the financial reporting process, accounting and legal matters, that the compensation committee will evaluate the risks and rewards associated with our compensation philosophy and programs, and that the nominating and corporate governance committee will evaluate the risk associated with management decisions and strategic direction.

The Board’s Role in Information Security

Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer and advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access to the Board by Stockholders

Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Janover Inc., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487.

Board Meetings

The Board met a total of 4 times during fiscal year 2023 in person or via video or teleconference and acted by unanimous written consent 5 times. Each of the directors who served in the fiscal year 2023 attended at least 100% of the meetings of the Board and the committees of which he or she was a member and that were held during the period he or she served as a director.

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Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2024 Annual Meeting.

Director Independence

The Board consists of five directors, four of whom are “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Listing Rules and meet the criteria for independence set forth in Rule 10A-3 of the Exchange Act. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three (3) years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Director Independence

The Board consists of five members. The number of directors is fixed from time to time by the Board, subject to the terms of our Certificate of Incorporation and our Bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, disqualification, resignation, or removal.

As our Common Stock is listed on Nasdaq Capital Market (“Nasdaq”), our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Rule 5605(a)(2). As of October 31, 2024, the Board has affirmatively determined that Messrs. Caragol, Haskell, Lemos, and Amb. Siegel are “independent directors,” as that term is defined in the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq Rules”). Under the Nasdaq Rules, the Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, the Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, the Board, or any other committee of the Board: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

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The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that none of the members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a director, and that, except for Mr. Janover, each of our directors is/are “independent” as that term is defined under the listing requirements and the Nasdaq Rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each non-employee director.

Board Committees

The Board has established three standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee. We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of William Caragol, Marcelo Lemos and Ned L. Siegel. Mr. Caragol serves as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq”) and SEC rules and financially literate under the Nasdaq. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Mr. Caragol is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:

•	helping our board of directors oversees our corporate accounting and financial reporting processes,
•	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures,
•	assisting with the design and implementation of our risk assessment functions,
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements,
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results,
•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters,
•	reviewing related person transactions,
•	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law, and
•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, which satisfies the applicable listing standards of Nasdaq.

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Compensation Committee. The Company has formed a Compensation Committee comprised of three directors: Marcelo Lemos, William Caragol and Ned L. Siegel, with Mr. Lemos serving as the chairman. Our Board has affirmatively determined that each satisfy the “independence” requirements defined under the applicable listing standards of the NASDAQ, including the standards specific to members of a compensation committee and meet the independence standards under Rule 10A-3 under the Exchange Act. Our Compensation Committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

•	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers,
•	reviewing and recommending to our board of directors the compensation of our directors,
•	administering our equity incentive plans and other benefit programs,
•	reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management,
•	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy, and
•	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Our compensation committee operates under a written charter, which satisfies the applicable listing standards of the Nasdaq.

Nomination and Corporate Governance Committee. The Company has formed a Nominating and Corporate Governance Committee comprised of three directors, Ned L. Siegel, Samuel Haskell and Marcelo Lemos, each of whom satisfy the “independence” requirements of Rule 10A-3 under the Exchange Act and the Nasdaq listing standards, with Mr. Siegel serving as the chairman. The nominating and corporate governance committee assists our Board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees.

Specific responsibilities of our nominating and corporate governance committee include:

•	identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on our board of directors,
•	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors,
•	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and making recommendations to our board of directors concerning the selection of appropriate individuals to succeed in these positions,
•	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters, and
•	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

Our nominating and corporate governance committee operates under a written charter, which satisfies the applicable listing standards of the Nasdaq.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

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Clawback Policy

On November 27, 2023, the Board of Directors of the Company adopted a clawback policy for the recovery of erroneously awarded incentive-based compensation (the “Clawback Policy”), with an effective date of December 1, 2023, in order to comply with Section 10D of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing rules adopted by The Nasdaq Stock Market, LLC (collectively, the “Final Clawback Rules”). The Board has designated the Compensation Committee of the Board as the administrator of the Clawback Policy.

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Proprietary Information Agreement

In connection with each Director Agreement, each director has agreed to enter into a Proprietary Information Agreement (the “Proprietary Information Agreement”) pursuant to which the director shall maintain in trust and confidence and not disclose to any third party or use for any unauthorized purpose any proprietary information received from the Company and only in connection with providing services as a member of the Company’s Board of Directors. However, a director’s disclosure of proprietary information shall not be precluded if such disclosure is (i) in response to a valid order, including a subpoena, of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that to the extent reasonably feasible, the director shall first have given the Company notice of the director’s receipt of such order and the Company shall have had an opportunity to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purpose for which the order was issued; (ii) otherwise required by law; or (iii) otherwise necessary to establish rights or enforce obligations under the Proprietary Information Agreement, but only to the extent that any such disclosure is necessary.

The Proprietary Information Agreement shall continue in full force and effect during the term of the Director Agreement. The Proprietary Information Agreement may be terminated at any time thereafter upon thirty (30) days written notice to the other party. The director’s confidentiality obligations under the Proprietary Information Agreement with respect to proprietary information disclosed prior to the effective date of such termination shall survive 18 months after the termination of the agreement; provided, however, the director’s obligations under the Proprietary Information Agreement for proprietary information constituting “trade secrets” survive the termination of the Proprietary Information Agreement indefinitely.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation, and our amended and restated bylaws, limit our directors’ liability and may indemnify our directors and officers to the fullest extent permitted under the Delaware General Corporation Law, or the DGCL, provided that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•	transaction from which the director derives an improper personal benefit,
•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law,
•	unlawful payment of dividends or redemption of shares, or
•	breach of a director’s duty of loyalty to the corporation or its stockholders.

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These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or recession.

The DGCL and our amended and restated bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, we have entered, and intend to continue to enter, into separate indemnification agreements with some of our directors and officers. These indemnification agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

None.

Insider Trading Arrangements and Policies

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

Rule 10b5-1 Trading Arrangement

None

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BOARD DIVERSITY MATRIX

We currently comply with Nasdaq Rule 5605 (“Rule 5605”) requiring at least two (2) members of our Board who are defined by Rule 5605 as being “Diverse.” We have two directors who self-identify as an Underrepresented Minority. As required by Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of October 31, 2024.

Board Diversity Matrix as of October 31, 2024

Total Number of Directors: 5

	Male	Female	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	5	-	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	2	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2023 and 2022, earned by or paid to our Chief Executive Officer and our two other most highly compensated executive officers whose total compensation exceeded US$100,000 (the “named executive officers”).

	Year	Salary ($)	Bonus ($)	Stock awards ($) (3)	Option awards ($) (3)	Nonequity incentive plan compensation ($)	All other compensation ($) (1)	Total ($)
Blake Janover, CEO President (Principal	2023	$255,041	$168,750	$-	$-	$-	$128,267	$552,058
Executive Officer)	2022	$204,038	$-	$-	$-	$-	$191,647	$395,685

Bruce Rosenbloom, CFO (Principal	2023	$63,077	$24,000	$292,500	$-	$-	$-	$379,577
Chief Financial Officer) (2)	2022	$-	$-	$-	$-	$-	$-	$-

Patrick Stinus (Former Chief Financial	2023	$100,760	$-	$-	$-	$-	$-	$100,760
Officer) (2)	2022	$73,625	$-	$-	$53,635	$-	$-	$127,260

1.	Consists of (i) $128,267 and $145,959 in management fees paid to Blake Elliot, Inc. an entity wholly owned by Mr. Janover, in 2023 and 2022, respectively; (ii) and $45,688 in tuition fees paid on behalf of Mr. Janover in 2022.
2.	On September 7, 2023, Bruce Rosenbloom was appointed Chief Financial Officer of the Company. On September 6, 2023, Patrick Stinus resigned from his position as Senior Vice President and Interim Chief Financial Officer of the Company.
3.	The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 8 to the Company’s financial statements.

Employment Agreements

Blake Janover Employment Agreement

On October 10, 2022, we entered into an employment agreement with Blake Janover pursuant to which Mr. Janover has agreed to serve as the Chief Mr. Janover Officer and Chairman of the Board of Directors of the Company. The term of the Agreement commenced with the closing date of our initial public offering (the “Effective Date”) and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the Agreement; provided that, on such second (2nd) anniversary of the Effective Date and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) years (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

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For services performed by Mr. Janover under the Agreement, Company has agreed to Mr. Janover an annual base salary during the Initial Term at the rate of $375,000 and $475,000 for the subsequent year, subject to the recommendation of the Compensation Committee and approval of the Board (with Mr. Janover recusing himself from such vote) (the “Base Salary”). During the remainder of the Term, the Base Salary shall be reviewed by the Compensation Committee and/or the Board each year, and the Board may, from time to time, increase such Base Salary.

For each fiscal year of the Company during the Term, the Company shall allow Mr. Janover to earn an incentive bonus equal to fifty percent (50%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals are achieved (which goals and payment matrices shall be set by the Compensation Committee of the Board in its discretion). Also, during the Term, Mr. Janover shall be entitled to receive equity awards either now or in the future, on terms and conditions similar to those applicable to other executive officers of the Company generally, inside or outside of any established equity plan. The amount and terms of the long-term incentive awards awarded to Mr. Janover shall be set by the Compensation Committee in its discretion.

During the Term, if (i) a Change in Control has occurred, Mr. Janover shall be paid a bonus (the “Change in Control Transaction Bonus”), in cash, equal to two (2) times the Base Salary as in effect immediately before such Change in Control. If applicable, the Change in Control Transaction Bonus shall be paid in a lump sum within fifteen (15) days after the consummation of such Change in Control and the following certification by the Board of the occurrence of clauses (i) and (ii) above.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       A transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed by the Company with the Securities and Exchange Commission) whereby any “Person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an Mr. Janover benefit plan maintained by the Company or any of its subsidiaries or a “Person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13(d)(3) under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

(ii)       The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions:

(A)       which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the Person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such Person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)       after which no Person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no Person or group shall be treated as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

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The Company may terminate the Agreement due to the death or disability. The Company may also terminate the Agreement with or without “Cause.” Mr. Janover may also terminate the Agreement with or without “Good Reason.”

“Cause” means the occurrence of one or more of the following events:

(i)       Mr. Janover’s continued refusal or failure to perform (other than by reason of disability) Mr. Janover’s material duties and responsibilities to Company if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover, or Mr. Janover’s continued refusal or failure to follow any reasonable lawful direction of the Board if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover;

(ii)       willful, grossly negligent or unlawful misconduct by Mr. Janover which causes material harm to Company or its reputation;

(iii)       the Company is directed in writing by regulatory or governmental authorities to terminate the employment of Mr. Janover or Mr. Janover engages in activities that: (i) are not approved or authorized by the Board, and (ii) cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on Company; or

(iv)       a conviction, plea of guilty, or plea of nolo contendere by Mr. Janover, of or with respect to a criminal offense which is a felony or other crime involving dishonesty, disloyalty, fraud, embezzlement, theft, or similar action(s) (including, without limitation, acceptance of bribes, kickbacks or self-dealing), or the material breach of Mr. Janover’s fiduciary duties with respect to Company.

“Good Reason” means, without Mr. Janover’s express written consent: (i) a material reduction in the Base Salary, then in effect, except a material diminution generally affecting all of the members of the Company’s management, (ii) a material reduction in job title, position or responsibility, (iii) a material breach of any term or condition contained in the Agreement, or (iv) a relocation of Mr. Janover’s principal worksite that is more than fifty (50) miles from Mr. Janover’s principal worksite as of the Effective Date. However, none of the foregoing events or conditions will constitute “Good Reason” unless (i) Mr. Janover provides Company with written notice of the existence of Good Reason within ninety (90) days following the occurrence thereof, (ii) Company does not reverse or otherwise cure the event or condition within thirty (30) days of receiving that written notice, and (iii) Mr. Janover resigns Mr. Janover’s employment within thirty (30) days following the expiration of that cure period.

If the Company terminates the Agreement for Cause, Mr. Janover will receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses. Except as provided herein, Company will have no further obligation to Mr. Janover upon the termination of Mr. Janover’s employment.

In the event of a termination of Mr. Janover’s employment without Cause, in addition to the Final Compensation, Mr. Janover shall receive:

(1)	continuation of the Base Salary, at the rate in effect as of the date immediately preceding the date of termination, until the earlier of: (x) the Term end date and (y) the first anniversary of the date of termination (provided, however, if the date of termination is after the first anniversary of the Effective Date, the period pursuant to this subsection shall be eighteen (18) months after the date of termination);
(2)	if the date of termination occurs after the end of a calendar year but prior to the date on which a Bonus under the Agreement, the Bonus; and
(3)	payment of a pro-rata portion of the amount of the Bonus for the year in which termination occurs that would have been payable based on actual performance determined under the terms of the Bonus as then in effect for such year.

If Mr. Janover terminates the Agreement other than for Good Reason, Mr. Janover will receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses.

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If a Change in Control occurs, and on, or at any time during the 24 months following, the Change in Control, (i) the Company terminates Mr. Janover’s employment for any reason other than Cause or disability, or (ii) Mr. Janover terminates Mr. Janover’s employment for Good Reason, Mr. Janover shall be entitled to the following benefits:

1.	A severance equal to two times the sum of Mr. Janover’s Base Salary and Bonus (the full, non-prorated Bonus for the year of termination assuming attainment of the targeted performance goals at the 100% pay-out level).
2.	Mr. Janover also shall be entitled to receive any and all vested benefits accrued under any other incentive plans to the date of termination of employment, the amount, entitlement to, form, and time of payment of such benefits to be determined by the terms of such incentive plans. For purposes of calculating Mr. Janover’s benefits under the incentive plans, Mr. Janover’s employment shall be deemed to have terminated under circumstances that have the most favorable result for Mr. Janover under the applicable incentive plan.

3.	If, upon the date of termination of Mr. Janover’s employment, Mr. Janover holds any awards with respect to securities of the Company, (i) all such awards that are options shall immediately become vested and exercisable upon such date and shall be exercisable thereafter until the earlier of the third (3rd) year anniversary of Mr. Janover’s termination of employment or the expiration of the full term of the options; (ii) all restrictions on any such awards of restricted stock, restricted stock units or other awards shall terminate or lapse, and all such awards of restricted stock, restricted stock units or other awards shall be vested and payable; and (iii) all performance goals applicable to any such performance-based awards that are “in cycle” (i.e., the performance period is not yet complete) shall be deemed satisfied at the “target” level (assuming 100% pay-out), and (iv) all such awards shall be paid in accordance with the terms of the applicable award agreement.

Bruce Rosenbloom Employment Agreement

We entered into an Employment Agreement with Mr. Rosenbloom effective September 7, 2023 (the "Effective Date"), which entitles Mr. Rosenbloom to an annual base salary of (I) $200,000 from the Effective Date through December 31, 2023 ("Initial Term”), (II) $250,000 from January 1, 2024 through December 31, 2024, and (III) $300,000 from January 1, 2025 through the end of the Initial Term, all subject to any applicable revision by the Board of Directors of the Company (the “Board”). Mr. Rosenbloom is also eligible for a target annual discretionary performance bonus of up to 40% of his applicable annual base salary, based on individual and corporate performance goals set by the Board of the Company. Pursuant to the terms of the Employment Agreement, Mr. Rosenbloom was granted, effective as of Mr. Rosenbloom’s first day of employment with the Company (the “Grant Date”), a restricted stock unit award for 225,000 shares of the Company’s common stock pursuant to the terms of a RSU grant notice and form award agreement (the “RSU Award”) under the Company’s equity incentive plan. The RSU Award vests as to 25% of the shares underlying the RSU Award on the first anniversary of the Grant Date and, the remaining shares subject to the RSU Award, shall vest and become exercisable in equal monthly installments on the last day of each full month over the next thirty-six (36) months following the first anniversary of Grant Date, subject to his continued service. If during Mr. Rosenbloom’s employment with the Company, the Company consummates a Change in Control (as defined in the Employment Agreement), then 100% of the unvested portion of the RSU Award shall fully vest immediately at the effectiveness of such Change in Control.

If Mr. Rosenbloom’s employment is terminated (i) by the Company for any reason other than “Cause” (as defined in the Employment Agreement), (ii) for “Good Reason” (as defined in the Employment Agreement) the Company will provide Mr. Rosenbloom with the following benefits and rights: (a) a severance payment in an amount equal to (i) six (6) months of Mr. Rosenbloom’s then-current base salary (if effected after first anniversary of the Effective Date), or (ii) twelve (12) months of Mr. Rosenbloom’s then-current base salary (if effected after second anniversary of the Effective Date), (b) a pro-rata portion of the amount of bonus for the year in which termination occurs, and (c) COBRA coverage for twelve-four (12) months from the termination date, or for six (6) months from the termination date, if such termination is after the first anniversary of the Effective Date. Except for this, at Change in Control or at any time during the following 24 months, if Mr. Rosenbloom is terminated or terminates his employment for any reason other than Cause (as defined in the Employment Agreement) or Disability (as defined in the Employment Agreement), the Company shall pay a severance benefit of (a) two times the sum of Mr. Rosenbloom’s then base salary, and (b) full, non-pro-rated bonus for the year of termination, apart from the immediate vesting of his then 100% of the unvested portion of the RSU Award.

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Equity Compensation

Our executive officers may be granted options or other equity awards under our 2021 and 2023 Equity Incentive Plans to purchase shares of our common stock from time to time as approved by our board of directors.

Employee Benefits and Perquisites

Our executive officers are entitled to reimbursement for all expenses reasonably incurred in connection with the performance of their duties as executive officers of the Company.

Retirement Plans

We do not offer retirement plans to our executive officers.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. Our board of directors or an authorized committee thereof is responsible for approving equity grants.

Outstanding Equity Awards at Fiscal Year-End

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexerciseable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Award expiration date
Blake Janover - CEO (PEO)	-	-	-	$-	-	-	$-	-	-
Bruce Rosenbloom - CFO (PFO)	-	-	-	$-	-	225,000	$292,500	225,000	09/30/2027

Equity Benefit Plans

The principal features of our equity plans are summarized below. These summaries are qualified in their entirety by reference to the actual text of the plans, which are filed as exhibits of which this filing is a part.

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Janover Inc. 2021 Equity Incentive Plan

In November 2021, the Board of Directors adopted the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), effective as of November 1, 2021. The 2021 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) non statutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2021 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the common stock. The Board reserved 659,824 shares of common stock issuable upon the grant of awards. Stock options comprise all of the awards granted since the 2021 Plan’s inception.

Janover Inc. 2023 Equity Incentive Plan

In September 2023, the Board of Directors adopted the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), effective as of September 29, 2023. The 2023 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock unit awards and (v) performance awards. The 2023 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the common stock. The Board reserved 1,500,000 shares of common stock issuable upon the grant of awards, which includes the 659,824 shares reserved per the 2021 Plan noted above. Stock options and restricted stock units comprise all of the awards granted since the 2023 Plan’s inception.  As of December 31, 2023, there were 650,355 shares available for grant under both the 2021 and 2023 Plans.

16

DIRECTOR COMPENSATION

The following table provides information concerning compensation paid to our directors during fiscal year ended December 31, 2023.

We do not have any compensation arrangements or agreements with any of our directors or director nominees other than the agreements described below.

•	On November 10, 2021, we entered into an Advisory Board Agreement with Marcelo Lemos, a director nominee. Pursuant to the agreement, Mr. Lemos has agreed to serve as an advisor to the board of directors of the Company. In consideration for services rendered, the Company granted Mr. Lemos non-qualified stock options exercisable for 29,326 shares of common stock for $6.14 per share, from the date of grant to the tenth anniversary of such date, provided, however, that upon the termination of the agreement, the options shall terminate 90 days after such termination. In addition to the options, the Company shall reimburse Mr. Lemos for all out-of-pocket expenses reasonably incurred by him on behalf or in connection with the provided services under the agreement, subject to the Company’s prior approval. The agreement may be terminated by either party upon three days’ written notice.
•	On November 10, 2021, the Company granted Marcelo Lemos, a director nominee, non-qualified stock options exercisable for 17,595 shares of common stock for $0.07 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.
•	In 2023 and 2022, we paid Innovar Consulting Corporation, a consulting firm, wholly owned by Mr. Marcelo Lemos, a director nominee, $11,500 and $18,000, respectively, in consideration for consulting services rendered.
•	On November 10, 2021, we entered into an Advisory Board Agreement with Samuel Haskell, a director nominee. In consideration for services rendered, the Company granted Mr. Haskell a non-qualified stock option for 14,663 shares of common stock for $0.68 per share from the date of grant to the tenth anniversary of such date, provided, however, that upon the termination of the agreement, the option shall terminate 90 days after such termination. The remaining terms of Mr. Haskell’s agreement are the same as the terms of the Company agreement with Mr. Lemos described above.
•	On July 24, 2023, the Company granted Marcelo Lemos, an independent director, non-qualified stock options exercisable for 50,000 shares of common stock for $4.00 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.
•	On July 24, 2023, the Company granted Samuel Haskell, an independent director, non-qualified stock options exercisable for 10,000 shares of common stock for $4.00 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.
•	On July 24, 2023, the Company granted Bill Caragol, an independent director, non-qualified stock options exercisable for 100,000 shares of common stock for $4.00 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.
•	On July 24, 2023, the Company granted Ned Siegel, an independent director, non-qualified stock options exercisable for 20,000 shares of common stock for $4.00 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.
•

On July 24, 2024, the Company granted Marcelo Lemos, an independent director, 25,000 shares of common stock issuable upon the vesting of restricted stock units under the Company’s 2021 Plan, in consideration for consulting services rendered. The restricted stock units will vest over a period of two years.

•

On July 24, 2024, the Company granted Samuel Haskell, an independent director, 10,000 shares of common stock issuable upon the vesting of restricted stock units under the Company’s 2023 Plan, in consideration for consulting services rendered. The restricted stock units will vest over a period of two years.

•

On July 24, 2024, the Company granted Bill Caragol, an independent director, 25,000 shares of common stock issuable upon the vesting of restricted stock units under the Company’s 2021 Plan, in consideration for consulting services rendered. The restricted stock units will vest over a period of two years.

•

On July 24, 2024, the Company granted Ned Siegel, an independent director, 10,000 shares of common stock issuable upon the vesting of restricted stock units under the Company’s 2023 Plan, in consideration for consulting services rendered. The restricted stock units will vest over a period of two years.

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the October 31, 2024 Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Janover Inc., 6401 Congress Avenue, Suite 250, Boca Raton, Florida, 33487.

	Common Stock			Series A Preferred Stock
Name of Beneficial Owner	Shares		% (1)	Shares		% (2)	Voting Power
Officers and Directors

Blake E Janover, Chairman and Chief Executive Officer	5,838,504		50.65%	10,000	(3)	100%	94.90%

Bruce S Rosenbloom, Chief Financial Officer	70,437	(3)	*	-		-	-

William Caragol, Independent Director	110,000	(4)	*	-		-	-

Samuel Haskell, Independent Director	34,663	(5)	*	-		-	-

Marcelo Lemos, Independent Director	120,065	(6)	1.04%	-		-	-

Ned L. Siegel, Independent Director	20,000	(7)	*	-		-	-

All executive officers and directors (6 persons)	6,193,669		53.73%	10,000		100%	94.90%

5% or more shareholders	-		-	-		-	-

Groundbreaker Technologies Inc.	925,286	(8)	8.03%	-		-	-

*Less than 1%

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1.	Based on 11,299,582 shares of common stock outstanding as of October 31, 2024.
2.	Based on 10,000 shares of Series A Preferred Stock outstanding as of October 31, 2024. Each share of Series A Preferred Stock is entitled to 10,000 votes per share on all matters entitled to be voted upon by the common stock unless otherwise prohibited by law.
3.	Consists of 10,000 shares of common stock and 60,437 vested restricted stock units. There were 164,063 shares of common stock issuable upon vesting of restricted stock units which were not included. The restricted stock units were granted on September 7, 2023, and vest over a period of four years.
4.	Consists of 10,000 shares of common stock and 100,000 shares of common stock issuable upon pursuant to a non-qualified stock option granted to Mr. Caragol under the Company’s 2021 Plan on July 24, 2023, for $4.00 per share. There were 25,000 shares of common stock issuable upon vesting of restricted stock units under the Company’s 2021 Plan which were not included. The restricted stock units were issued on July 26, 2024, and vest over a period of two years.
5.	Consists of 10,000 shares of common stock, 14,663 shares of common stock issuable pursuant to a non-qualified stock option granted to Mr. Haskell under the Company’s 2021 Plan on November 10, 2021, for $0.68 per share, and 10,000 shares of common stock issuable upon pursuant to a non-qualified stock option granted to Mr. Haskell under the Company’s 2021 Plan on July 24, 2023 for $4.00 per share. There were 10,000 shares of common stock issuable upon vesting of restricted stock units under the Company’s 2023 Plan which were not included. The restricted stock units were issued on July 26, 2024, and vest over a period of two years.
6.	Consists of (i) 40,739 shares of common stock, (ii) 29,326 shares of common stock issuable pursuant to a non-qualified stock option granted to Mr. Lemos under the Company’s 2021 Plan on November 10, 2021 for $6.14 per share, (iii) 50,000 shares of common stock issuable upon pursuant to a non-qualified stock option granted to Mr. Lemos under the Company’s 2021 Plan on July 24, 2023. There were 25,000 shares of common stock issuable upon vesting of restricted stock units under the Company’s 2021 Plan which were not included. The restricted stock units were issued on July 26, 2024, and vest over a period of two years.
7.	Consists of 20,000 shares of common stock issuable pursuant to a non-qualified stock option granted to Mr. Seigel under the Company’s 2021 Plan on July 24, 2023 for $4.00 per share. There were10,000 shares of common stock issuable upon vesting of restricted stock units under the Company’s 2023 Plan which were not included. The restricted stock units were issued on July 26, 2024, and vest over a period of two years.
8.	As of March 31, 2024, based on information provided in a Schedule 13G/A filed May 31, 2024. Groundbreaker Technologies, Inc. listed it’s address as 900 N. Michigan Avenue, Suite 1600, Chicago, IL 60611.

19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy Concerning Related Person Transactions

Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we had a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

All of the transactions described in this section were entered into prior to the adoption of this policy.

Summary of Transactions

Our Founder and CEO, Blake Janover currently beneficially owns 94.90% of our outstanding common stock, and 100% of our Series A Preferred Stock.

Prior to the Company’s conversion from a Florida limited liability to a Delaware corporation in March 2021, our founder and Chief Executive Officer had control over 100% of the outstanding units and membership interests of the Company and accounted for all contributions and distributions within members’ deficit. Upon the conversion, the founder and Chief Executive Officer’s outstanding units were converted into Class B common shares. In March 2022, the Company restated its Certificate of Incorporation to authorize 110,000,000 shares, consisting of 10,000,000 shares of preferred stock and 100,000,000 shares of common stock, both with a par value of $0.00001 per share. Upon the filing of the Amended and Restated Certification of Incorporation, each share of the Company’s Class A common stock was exchanged for one share of common stock and all 45,000,000 shares of the Company’s Class B common stock were exchanged for 6,610,642 shares of common stock and 10,000 shares of Series A Preferred Stock. All of the shares of Series A Preferred Stock are owned by Mr. Blake Janover.

During the years ended December 31, 2023, and December 31, 2022, the Company paid $128,267 and $145,959, respectively, to an entity owned by the Chief Executive Officer for compensation.

The amounts are included in general and administrative expenses in the statements of operations.

On November 10, 2021, we entered into an Advisory Board Agreement with Marcelo Lemos, a director nominee. Pursuant to the agreement, Mr. Lemos has agreed to serve as an advisor to the board of directors of the Company. In consideration for services rendered, the Company granted Mr. Lemos non-qualified stock options exercisable for 29,326 shares of common stock for $6.14 per share from the date of grant to the tenth anniversary of such date, provided, however, that upon the termination of the agreement, the options shall terminate 90 days after such termination. In addition to this option, the Company shall reimburse Mr. Lemos for all out-of-pocket expenses reasonably incurred by him on behalf or in connection with the provided services under the agreement, subject to the Company’s prior approval. The agreement may be terminated by either party upon three days’ written notice. The Black-Scholes valuation of the options are $2.05 per share (post-split), or a total of $59,620.

On November 10, 2021, the Company granted Marcelo Lemos, a director nominee, non-qualified stock options exercisable for 17,595 shares of common stock for $0.07 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered. The Black-Scholes valuation of the options is $6.14 per share, or a total of $107,629.

During the years ended December 31, 2023 and 2022, the Company paid Innovar Consulting Corporation, a consulting firm, wholly owned by Mr. Marcelo Lemos, a director, $11,500 and $18,000, respectively, in consideration for consulting services rendered.  The amounts are included in general and administrative expenses in the statements of operations.

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Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with the discretion to indemnify our employees and other agents when determined appropriate by the board.

In addition, we intend to enter into an indemnification agreement (“Indemnification Agreement”) with each of our directors at the closing of this offering pursuant to which we shall indemnify our officers and directors (an “Indemnitee”) to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a “Claim”) by reason of (or arising in part or in whole out of) any event or occurrence related to the fact that Indemnitee is or was or may be deemed a director officer of the Company, or any subsidiary of the Company, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise or made by a third party against Indemnitee based on any misstatement or omission of a material fact by the Company in violation of any duty of disclosure imposed on the Company by federal or state securities or common laws (hereinafter an “Indemnification Event”) against any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if, and only if, such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under the Indemnification Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) days after written demand by Indemnitee therefor is presented to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Transactions with Related Persons

Our board of directors adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, and whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section were entered into prior to the adoption of this policy.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2023, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

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AUDIT COMMITTEE REPORT

The following report (the “Audit Report”) of the Board’s audit committee (the “Audit Committee”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Audit Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors, which is available on our website at https://ir.janover.co/static/docs/JANV_Audit_Committee_Charter.pdf. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, which was adopted on October 5, 2022, are in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and works with the Board of Directors to amend it as appropriate to reflect the evolving role of the Audit Committee. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. dbbmckennon LLC (“dbbmckennon”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements in accordance with auditing standards and accounting principles generally accepted in the United States (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions separately with members of the independent registered public accounting firm, the Company’s Chief Financial Officer. Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. The Audit Committee has reviewed and discussed the Company’s consolidated financial statements and related footnotes for the fiscal year ended December 31, 2023, and the independent auditor’s report on those financial statements, with management and the independent registered public accounting firm. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with GAAP, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, "Communication with Audit Committees” issued by the Public Company Accounting Oversight Board. Dbbmckennon, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees,” and the Audit Committee discussed with dbbmckennon the firm’s independence. Following the Audit Committee’s discussions with management and dbbmckennon, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the FY 2023 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 28, 2024.

Audit Committee of the Board of Directors

Bill Caragol, Chair
Marcelo Lemos
Ned Siegel

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PROPOSAL 2

RATIFICATION OF THE SELECTION OF DBBMCKENNON LLC AS OUR INDEPENDENT AUDITOR

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

(Item 2 on the Proxy Card)

Proposal: The Board is asking that you vote to ratify the Board’s selection of dbbmckennon LLC as our independent registered public accounting firm for fiscal year 2024.

dbbmckennon LLC (“dbbmckennon”) has served as our independent registered public accounting firm since 2020 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of dbbmckennon as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of dbbmckennon as our independent registered public accounting firm.

dbbmckennon has no interest, financial or otherwise, in our Company. We do not currently expect a representative of dbbmckennon to physically attend the Annual Meeting, however, it is anticipated that a dbbmckennon representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The table below presents the aggregate fees billed for professional services rendered by dbbmckennon for the years ended December 31, 2023, and 2022.

	2023	2022
Audit fees	$152,941	$118,774
Audit-related fees	-	-
All other fees	-	-
Total fess	$152,941	$118,774

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre–Approval Policy of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Pre–approval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre–approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

The ratification of the Board’s appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board recommends that you vote “FOR” approval of this proposal.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE

LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW

(Item 3 on the Proxy Card)

General

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation, which would permit the exculpation of certain officers in specific circumstances, as permitted by law (the “Officer Exculpation Amendment”). The State of Delaware, which is our state of incorporation, enacted legislation that amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to enable Delaware corporations to limit the personal liability of officers for breaches of the duty of care in limited circumstances. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. Without such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In considering the Officer Exculpation Amendment, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce future litigation costs associated with frivolous lawsuits.

 Our Board balanced these considerations with our corporate governance practices and determined that it is advisable and in our and our stockholders best interests and to amend the current exculpation and liability provision in our Certificate of Incorporation, to extend exculpation protection to certain of our officers in addition to our directors.

Text of the Officer Exculpation Amendment

Article SEVENTH of our Certificate of Incorporation already eliminates the monetary liability of our directors to the fullest extent permitted by law, as it currently exists or as it may be amended in the future but does not include a provision that allows to extend analogous protections to our officers. The Officer Exculpation Amendment would amend Article SEVENTH of our Certificate of Incorporation, to read in its entirety as follows:

“Section 7.1. Limited Liability of Directors and Officers. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article SEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.”

The proposed certificate of amendment to the Certificate of Incorporation, reflecting the foregoing Officer Exculpation Amendment is attached as Appendix A to this Proxy Statement. The text of the Officer Exculpation Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the Officer Exculpation Amendment.

25

Effect of the Officer Exculpation Amendment

The proposed Officer Exculpation Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by us or for derivative claims brought by stockholders in our name. The Officer Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to us or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

The Officer Exculpation Amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended.

The proposed Officer Exculpation Amendment would not be retroactive to acts or omissions occurring prior to its effective date.

Reasons for Adoption of the Officer Exculpation Amendment

Our Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create a substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We observe numerous public companies incorporated in the State of Delaware having adopted or having attempted to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Failing to adopt the proposed Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as our officer.

For the reasons stated above, our Board unanimously determined that the proposed Officer Exculpation Amendment is advisable and in our and our stockholders best interests and authorized and approved the proposed Officer Exculpation Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Officer Exculpation Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer.

Timing of the Amendment

If our stockholders approve the Officer Exculpation Amendment, our Board has authorized our officers to file the Officer Exculpation Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Officer Exculpation Amendment at the Annual Meeting, and the Officer Exculpation Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Amendment, our current exculpation provisions relating to directors will remain in place, and the Officer Exculpation Amendment will not be filed with the Delaware Secretary of State.

26

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least majority of the outstanding shares of our Common Stock and/or Series A Preferred Stock. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes and abstentions will have the same effect as an “AGAINST” vote on this proposal.

The Board recommends that you vote “FOR” approval of this proposal.

27

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through in person. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Janover Inc., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487 or by calling Investor Relations at (561) 559-4111, or by sending an e-mail to IR@janover.co.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, by June 27, 2025. The proposal should be sent to the attention of the Chief Financial Officer. We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our amended and restated bylaws. If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by June 27, 2025.

You may contact Janover’ Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report: A copy of our 2023 Annual Report, as filed with the SEC on March 28, 2024, is available to stockholders without charge upon written request directed to our Secretary at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, or by phone at (561) 559-4111. The Company makes available free of charge on or through its website, https://ir.janover.co/, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Blake Janover

Blake Janover

Chief Executive Officer, President and Chairman of the Board of Directors

28

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
JANOVER INC.

Janover Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Certificate of Amendment to Amended and Restated Certificate of Incorporation (this “Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 9, 2021, as amended by that certain Certificate of Amendment filed on January 3, 2022, (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on September 26, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter.

5. The Certificate of Incorporation is hereby amended by deleting Section 7.1 of Article SEVENTH thereof, and replacing in its entirety the following paragraph:

“Section 7.1. Limited Liability of Directors and Officers. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article SEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.”

8. Except as set forth in this Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

29

ANNUAL MEETING OF STOCKHOLDERS OF

# JANOVER INC.

**December 18, 2024**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS**:
The Proxy Statement, our 2023 Annual Report to Stockholders and proxy card are available at http://www.astproxyportal.com/ast/98486

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000001000 0 121824

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

**NOMINEES:**
- ○ 01. Blake Janover
- ○ 02. William Caragolr
- ○ 03. Samuel Haskell
- ○ 04. Marcelo Lemos
- ○ 05. Ned L. Siegel

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To ratify the selection by our Board of Directors of dbbmckennon LLC as our independent auditor for the fiscal year ending December 31, 2024; and | ☐ | ☐ | ☐ |
| 3. To ratify an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. | ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# JANOVER INC.

December 18, 2024

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS**:
The Proxy Statement, our 2023 Annual Report to Stockholders and proxy card are available at http://www.astproxyportal.com/ast/98486

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530300000000001000 0 121824

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ 01. Blake Janover
- ○ 02. William Caragolr
- ○ 03. Samuel Haskell
- ○ 04. Marcelo Lemos
- ○ 05. Ned L. Siegel

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To ratify the selection by our Board of Directors of dbbmckennon LLC as our independent auditor for the fiscal year ending December 31, 2024; and | ☐ | ☐ | ☐ |
| 3. To ratify an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. | ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

**Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of**

# JANOVER INC.

**To be held on**

**December 18, 2024**

**at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, at 11:00 am, Eastern Time**

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| CONTROL NUMBER | |

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/4/2024.**

**Please visit http://www.astproxyportal.com/ast/98486, where the following materials are available for view:**

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

**TO REQUEST MATERIAL:** **TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)**

**E-MAIL: help@equiniti.com**

**WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials**

**TO VOTE:** **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

**IN PERSON:** You may vote your shares in person by attending the Annual Meeting.

**TELEPHONE:** To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

**MAIL:** You may request a card by following the instructions above.

**NOMINEES:**

01. Blake Janover
02. William Caragolr
03. Samuel Haskell
04. Marcelo Lemos
05. Ned L. Siegel

**Please note that you cannot use this notice to vote by mail.**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.**